Exhibit 10.1
English translation for information purposes only
Reserved for the Administration
N°.........................

Mutually agreed termination of a permanent employment
contract and approval application
(art. L. 1237-14 of the French Labor Code)

1. Information regarding the parties to the mutually agreed termination

►EMPLOYER
Name or corporate name…CRITEO……………………………………………………………....................
Name of signatory on employer's behalf…. Denis Collin…………………………….
SIRET No. of the establishment where the employee works 484 786 249 00066 or benefits payer no. (URSSAF, CESU, etc.)
Establishment address: no 32 Street (type and name of the street): …rue Blanche…
……………………………………………………………………………………………………………………..
Zip code 75009    City…Paris………………………………………….
Address for correspondence (if different): no.    Street (type and name of the street):
…………………………………......…………………………………………………………………………………
Zip code................... City…………………………………………………………………
Telephone: ............... Email: …...............................…………..
►EMPLOYEE    Ms.

    Mr.

X
Last name…….. Teodosiu………………………First name……Dan……….......
Birthdate ;;;;;;;;;
Address: no.….......... Street (type and name of the street): ……..................………………………..
……………………. Zip code ............. City………............…………………
Telephone: ........................    Email: ….......................................………
Position …Chief Technical Officer………………………………………………………………
Category (check the box): Executive

    Other manager

X
Technician, foreman, supervisor

Clerk

Skilled or unskilled laborer

Collective bargaining agreement applicable to the employee (IDCC no. and name): 1486 Technical consulting firms
Employee's seniority on the expected termination date I0I6I years I0I7I months
Monthly gross pay for the last twelve months (specify the months concerned)

Month of July 2018	€34,175.54	Month of January 2019	€29,247.29
Month of August 2018	€27,083.33	Month of February 2019	€27,804.65
Month of September 2018	€28,525.97	Month of March 2019	€137,847.35
Month of October 2018	€32,132.57	Month of April 2019*	€29,282.39
Month of November 2018	€27,083.33	Month of May 2019*	€27,916.67
Month of December 2018	€27,083.33	Month of June 2019*	€27,916.67
Including annual or exceptional bonuses in the last three months
*Last three months

Average gross monthly pay (highest average between the 12 or last 3 months)	€38,008.26

Comments regarding significant variation in salary over the period, or the employee's special situation (illness, maternity, part time, etc.).

2. Timeline of discussions to reach mutually agreed termination
Remind the employee that she or he can contact public agencies, in particular the public employment agency, which can help her or him make a decision with full knowledge of her or his rights.
►FIRST INTERVIEW    Date (dd/mm/yyyy)    11/06/2019
Employee assisted? no

X
yes

if yes, by (last name, first name, capacity):………..........................
Employer assisted? no

X
yes

if yes, by (last name, first name, capacity):………............................

►OTHER INTERVIEWS, IF ANY    Dates (dd/mm/yyyy)    19/06/2019
Employee assisted? no

X
yes

if yes, by (last name, first name, capacity):………..........................
Employer assisted? no

X
yes

if yes, by (last name, first name, capacity):………............................

3. Termination agreement

The parties have decided to terminate the permanent employment contract by which they are bound, and mutually agree to the terms for terminating such contract:
–
rights related to the contract termination;
–
payment of specific compensation for mutually agreed termination in the amount indicated below;
–
expected termination date, subject to the time periods provided for by law, below.
Other clauses, if any:
   Release from the non-compete clause
   Portability of complementary health insurance rights

Gross amount of the specific mutually agreed termination compensation (in numbers and spelled out): € 184,350.00 One hundred eighty-four thousand three hundred fifty euros

Expected contract termination date (dd/mm/yyyy) 30/09/2019

Date and signature, preceded by "read and approved" by each party 19/06/2019 19/06/2019
NOTE: The date the termination agreement is signed is the start date for the 15-calendar-day rescission period during which each party may rescind the agreement. The application for approval may therefore not be sent to the DIRECCTE/UT (or the DIECCTE) until the day after the end of such period, at the earliest.

Date the rescission period ends (dd/mm/yyyy) 04/07/2019I

Comments of the parties or the assistants on the discussions / other comments

                                                                                                NOTE :

The validity of the mutually agreed termination is subject to such termination's approval by the administration.

This application for approval of a mutually agreed termination must therefore be sent, after the rescission period ends, by the first party to do so, to the departmental territorial unit (UT) of the regional directorate for companies, competition, consumer affairs, labor, and employment
(DIRECCTE) that has jurisdiction over the establishment where the employee works. In the overseas departments, the form is sent to the directorate for companies, competition, consumer affairs, labor, and employment (DIECCTE).

The UT (or the DIECCTE) has 15 business days from the day after the day it receives the application to conduct a review to make sure the legal conditions for establishing such termination were complied with and that the parties freely consented.

Failing notification within that 15-day period that approval has been denied, the application shall be deemed approved and termination may take place the day after the end of such period at the earliest.

Law no. 78-17 of January 6, 1978 as amended grants you the right to access and correct the data we record based on your answers.